PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Intermediate Fixed Income Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated March 31, 2014, as supplemented

June 13, 2014

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements for PACE Intermediate Fixed Income Investments (the "fund"), a series of PACE® Select Advisors Trust (the "Trust").

At the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Babson Capital Management LLC ("Babson Capital") to serve as a new, additional investment advisor to the fund. Babson Capital assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective on June 5, 2014. BlackRock Financial Management, Inc. ("BlackRock") will continue to serve as the fund's other investment advisor. These changes are described in greater detail below.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Intermediate Fixed Income Investments Fund summary" and sub-captioned "Management process" beginning on page 10 of the Multi-Class Prospectus and page 12 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

BlackRock Financial Management, Inc. ("BlackRock") and Babson Capital Management LLC ("Babson Capital") currently serve as the fund's investment advisors.

The same section of each Prospectus is revised by adding the following as the final paragraph of that section:

Babson Capital utilizes an "active short duration" strategy in managing its allocated portion of the fund. Babson Capital seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term fixed income securities. Babson Capital employs a rules-based approach to manage duration, which involves limiting the portfolio duration to a targeted range driven by the slope of the yield curve. Babson Capital employs an analytic process to select individual securities based on fundamental credit quality, structural characteristics, relative value and pricing, with a focus on

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uncovering the intrinsic value of a security relative to other securities within the same industry or sector, as well as across industries and sectors.

The section captioned "PACE Intermediate Fixed Income Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 12 of the Multi-Class Prospectus and page 14 of the Class P Prospectus is revised by inserting the following right before the final sentence of the first paragraph:

BlackRock assumed day-to-day management of a separate portion of the fund's assets on July 29, 2002. Babson Capital assumed day-to-day management of a separate portion of the fund's assets on June 5, 2014.

The section captioned "PACE Intermediate Fixed Income Investments Fund summary" and sub-captioned "Investment manager and advisor" on page 12 of the Multi-Class Prospectus and page 14 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. BlackRock and Babson Capital serve as the fund's investment advisors.

The section captioned "PACE Intermediate Fixed Income Investments Fund summary" and sub-captioned "Portfolio managers" on page 13 of the Multi-Class Prospectus and page 14 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

•  BlackRock—Akiva Dickstein, Managing Director, and David Atonelli, Director, have been portfolio managers of the fund since March 2014 and July 2012, respectively.

•  Babson Capital—William M. Awad, CFA, Managing Director, Ronald E. Desautels, CFA, Managing Director, David L. Nagle, CFA, Managing Director, Charles S. Sanford, Managing Director, and Douglas M. Trevallion, CFA, Managing Director, each a member of Babson Capital's Global Fixed Income Team, have been portfolio managers of the fund since June 5, 2014.

The section captioned "More information about the funds—PACE Intermediate Fixed Income Investments" and sub-captioned "Management process" beginning on page 74 of the Multi-Class Prospectus and page 73 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

BlackRock Financial Management, Inc. ("BlackRock") and Babson Capital Management LLC ("Babson Capital") currently serve as the fund's investment advisors.

The same section of each Prospectus is revised by adding the following after the first paragraph of that section:

Babson Capital utilizes an "active short duration" strategy in managing its allocated portion of the fund. Babson Capital seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term fixed income securities. Babson Capital's investment strategy is based on the premise that a combination of active yield curve management and spread product will add value versus cash alternatives throughout a market cycle. Babson Capital employs a rules-based approach to manage duration, which involves limiting the portfolio duration to a targeted range driven the slope of the yield curve. Babson Capital employs an analytic process to select individual securities based on fundamental credit quality, structural characteristics, relative value and pricing, with a focus on uncovering the intrinsic value of a security relative to other securities within the same industry or sector, as well as across industries and sectors. Babson Capital's sector positioning and security selection is a combination of top-down and bottom-up analysis by the portfolio management team in conjunction with credit analysts.

The section captioned "Management" and sub-captioned "PACE Intermediate Fixed Income Investments" beginning on page 125 of the Multi-Class Prospectus and page 120 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

BlackRock Financial Management, Inc. ("BlackRock") and Babson Capital Management LLC ("Babson Capital") serve as investment advisors for PACE Intermediate Fixed Income Investments.

The same section is revised by adding the following as the final paragraphs of that section:

Babson Capital is located at 1500 Main Street, Springfield, MA 01115, and has been in the investment management business since 1940. As of April 30, 2014, Babson Capital had approximately $156.9 billion in assets under management. Babson Capital uses a team approach in managing its portion of the fund's portfolio. William M. Awad, III, CFA, Ronald E. Desautels, CFA, David L. Nagle, CFA, Charles Sanford and Douglas M. Trevallion, II, CFA, share authority and responsibility for research and the day-to-day management of its portion of the fund's portfolio.

William Awad, CFA, Managing Director, is a portfolio manager in Babson Capital's Global Fixed Income platform specializing in securitized strategies. He has over 25 years of industry experience. Prior to joining Babson Capital in 2001, Mr. Awad was a Senior Vice President and Fixed Income Portfolio Manager and Vice President, Head of Fixed Income Trading at Fleet Investment Advisors, a Vice President and Senior Mortgage Strategist at Scudder, Stevens and Clark and, prior to that, an Assistant Portfolio Manager at Neworld Bank.

Ronald Desautels, CFA, Managing Director, is a portfolio manager on Babson Capital's Global Fixed Income platform, specializing in short duration and inflation indexed strategies. Additionally, he is also responsible for the day-to-day active trading and market-related monitoring of the government sector. He has over 36 years of industry experience. Prior to joining Babson Capital in 1985, Mr. Desautels served as an Assistant Investment Officer at Travelers Insurance Company.

David Nagle, CFA, serves as a Managing Director, portfolio manager and head of the Investment Grade Fixed Income portfolio team on Babson Capital's Global Fixed Income platform. He is responsible for the portfolio management of the Company's investment grade strategies, serving as lead or co-manager on the Premier Core Bond Fund, Premier Diversified Bond Fund and numerous separate accounts. Joining Babson Capital in 1986 as an equity & fixed income research analyst/trader, Mr. Nagle's primary focus over time has been in the areas of multi-sector portfolio and risk management and asset allocation.

Charles Sanford, Managing Director, is the Co-Head of the Investment Grade Corporate Team. Mr. Sanford is a portfolio manager on Babson Capital's Global Fixed Income platform, specializing in corporate bond strategies. He has over 20 years of industry experience. Prior to joining Babson Capital in 2004, Mr. Sanford was employed by Booz, Allen and Hamilton as a business-efficiency consultant and Bell South where he worked on mergers and acquisitions.

Douglas Trevallion, CFA, Managing Director, is a portfolio manager in Babson Capital's Global Fixed Income platform, specializing in securitized strategies. He has over 26 years of industry experience. Prior to joining Babson

Capital in 2000, Mr. Trevallion was employed at Massachusetts Mutual Life Insurance Company where he established fixed income analytical and risk capabilities for the company.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Intermediate Fixed Income Investments" on page 6 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

BlackRock Financial Management, Inc. ("BlackRock") and Babson Capital Management LLC ("Babson Capital") currently serve as the fund's investment advisors.

The section captioned "The funds' investments, related risks and limitations" and sub-captioned "Investments in Russian Securities" on page 32 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

PACE Intermediate Fixed Income Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may invest in securities of Russian companies.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Intermediate Fixed Income Investments" beginning on page 97 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with BlackRock Financial Management, Inc. ("BlackRock") and Babson Capital Management LLC ("Babson Capital"), UBS Global AM (not the fund) pays BlackRock and Babson Capital a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by adding the following as the last sentence of the second paragraph of that section:

Babson Capital is a limited liability company that is an indirectly, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc." beginning on page 120 of the SAI is revised by adding reference to Babson Capital in the sub-caption and the following as the final subsection of that section:

Babson Capital Management LLC. As an investment advisor, Babson Capital has a fiduciary duty to vote proxies on behalf of its advisory clients ("Clients"). Babson Capital has adopted and implemented written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients (i.e., in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts).

To implement this general principle, Babson Capital engages a proxy voting service provider ("Service Provider") responsible for processing and maintaining records of proxy votes. In addition, the Service Provider retains the services of an independent third party research provider ("Research Provider") to provide research and recommendations on proxies. Babson Capital's policy is generally to vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson Capital will vote in accordance with the Research Provider's proxy voting guidelines ("Guidelines"). In circumstances where the Research Provider has not provided a recommendation nor has contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson Capital recognizes that there may be times when it is in the best interests of Clients to vote proxies, (i) against the Research Provider's recommendations; or (ii) in instances where the Research Provider has not provided a recommendation, vote against the Guidelines. Babson Capital can vote, in whole or part, against the Research Provider's recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider's recommendations or Guidelines are made in the best interests of Clients and are not the result of any material conflict of interest.

Other Considerations. There could be circumstances where Babson Capital is unable or determines not to vote a proxy on behalf of its Clients. For example, Babson Capital may decide not to vote proxies on behalf of its Clients if the cost of voting a proxy for a foreign security outweighs the expected benefit to the client, so long as refraining from voting does not materially harm the client; Babson Capital is not given enough time to process the vote (i.e. receives a meeting notice and proxy from the issuer too late to permit voting); or the underlying securities have been lent out pursuant to a security lending program.

The section captioned "Portfolio managers" and sub-captioned "PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc." beginning on page 150 of the SAI is revised by adding reference to Babson Capital in the sub-caption and the following as the final subsection of that section:

Babson Capital Management LLC.

William M. Awad, CFA, Ronald E. Desautels, CFA, David L. Nagle, CFA, Charles Sanford and Douglas M. Trevallion, CFA, are primarily responsible for the day-to-day management of Babson Capital's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed collectively by the portfolio managers as of April 30, 2014:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	0	57
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,967.94	$0	$23,496.13
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential material conflicts of interest. The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Babson Capital, and/or their respective affiliates has an investment in one or more of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise and have adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio managers may have an incentive to treat an account preferentially as compared to a fund because the account pays Babson Capital a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an interest in the account. Babson Capital has adopted investment allocation policies and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of a fund's trades, investment opportunities and broker selection. The portfolio managers will have information about the size, timing and possible market impact of the fund's trades. It is theoretically possible that the portfolio managers could use this information for their personal advantage or the advantage of other accounts they manage or the possible detriment of a fund. For example, a portfolio manager could front run a fund's trade or short sell a security for an account immediately prior to the fund's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the funds and other accounts managed by the portfolio managers or accounts owned by Babson Capital or its respective affiliates.

With respect to securities transactions for the fund, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of the fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

The portfolio managers may also face other potential conflicts of interest in managing the fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the fund and the other accounts listed above.

Compensation. Compensation packages at Babson Capital are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers' compensation is comprised of base salary, a performance-driven annual bonus, a discretionary long-term incentive and may contain a performance fee award. As part of the firm's continuing effort to monitor retention, Babson Capital participates in annual compensation surveys of investment management firms to ensure that Babson Capital's compensation is competitive with industry standards.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Babson Capital, iii) client satisfaction, iv) individual performance and v) teamwork.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Babson Capital's overall earnings, revenue and assets under management. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

Ownership of fund shares. As of May 30, 2014, none of the portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Global Asset Management (Americas) Inc.